NABORS INDUSTRIES

1Q 2020 Earnings Presentation


NABORS
Stage
25.00
N/A

Wednesday, May 6th 2020

Forward Looking Statements

We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements. Such statements, including statements in this document that relate to matters that are not historical facts, are "forward-looking statements" within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These "forward-looking statements" are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations.

Factors to consider when evaluating these forward-looking statements include, but are not limited to:

- fluctuations and volatility in worldwide prices of and demand for oil and natural gas;
- fluctuations in levels of oil and natural gas exploration and development activities;
- fluctuations in the demand for our services;
- competitive and technological changes and other developments in the oil and gas and oilfield services industries;
- our ability to renew customer contracts in order to maintain competitiveness;
- the existence of operating risks inherent in the oil and gas and oilfield services industries;
- the possibility of the loss of one or a number of our large customers;
- the impact of long-term indebtedness and other financial commitments on our financial and operating flexibility;
- our access to and the cost of capital, including the impact of a further downgrade in our credit rating, covenant restrictions, availability under our unsecured revolving credit facility, and future issuances of debt or equity securities;
- our dependence on our operating subsidiaries and investments to meet our financial obligations;
- our ability to retain skilled employees;
- our ability to complete, and realize the expected benefits, of strategic transactions;
- changes in tax laws and the possibility of changes in other laws and regulation;
- the possibility of political or economic instability, civil disturbance, war or acts of terrorism in any of the countries in which we do business;
- the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes or sanctions; and
- general economic conditions, including the capital and credit markets.

Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows.

The outbreak of COVID-19, along with decisions by large oil and natural gas producing countries, has led to decreases in commodity prices, specifically oil and natural gas prices, resulting from oversupply and demand weakness. These price decreases caused significant disruptions and volatility in the global marketplace during the first quarter of 2020, leading to a decrease in the demand for our products and services. Lower prices and the resulting weakness in demand for our services, which have negatively affected our results of operations and cash flows, have persisted into the second quarter, and there remains continuing uncertainty regarding the length and impact of COVID-19 on the energy industry and the outlook for our business.

The above description of risks and uncertainties is by no means all-inclusive, but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov.

Non-GAAP Financial Measures

This presentation refers to certain "non-GAAP" financial measures, such as adjusted EBITDA, adjusted operating income (loss), net debt and free cash flow. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America ("GAAP"). A reconciliation of adjusted EBITDA and adjusted operating income (loss) to income (loss) from continuing operations before income taxes, net debt to total debt, and free cash flow to net cash provided by operating activities, which are their nearest comparable GAAP financial measures, is provided in the Appendix at the end of this presentation.

NABORS

Recent Company Highlights

- Proactive multifaceted response globally safeguarding employee health, business continuity and financial sustainability
- Amended the 2018 RCF and extended nearly $1 billion of debt maturities
- Repurchased ~ $135 million of debt in the open market
- International deployments:
  - One offshore platform rig in Mexico
  - One land rig in Saudi Arabia and one land rig in Kuwait

NABORS

1Q Rig Utilization and Availability

	Rig Fleet [1]	1Q20 Average Rigs Working	Average Utilization
U.S. Lower 48			
High Spec	110	87	84%
Legacy	80	2	1%
U.S. Lower 48	190	89	47%
U.S. Offshore	12	4	33%
Alaska	16	3	19%
Canada	35	17	49%
International	148	87	59%
Total Fleet	**401**	**200**	**50%**

(1) As of March 31, 2020

Note: Subtotals may not foot due to rounding

NABORS

Lower 48 Rig Utilization by Type on 3/31/2020

Rig Type	Total Rigs		
	Active[1]	Total	% Util.
High Spec	78	110	71%
Legacy	2	80	3%
Total	**80**	**190**	**42%**

(1) Count as of March 31, 2020.

NABORS

Focus on Mission Zero – Driving Safety Performance



TRIR
IADC
1.50
0.99
NBR
2.0
1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
1Q '17
2Q '17
3Q '17
4Q '17
1Q '18
2Q '18
3Q '18
4Q '18
1Q '19
2Q '19
3Q '19
4Q '19
1Q'20

Lower 48 solidly outperforming the industry-average reported TRIR

NABORS

Successfully Improving Customer Mix

% of Lower 48 Revenue



Market Peak - 2014
41%
48%
11%
1Q 2020
24%
4%
72%
Tier 1
Tier 2
Tier 3

Growing position with the top customers in the Lower 48

NABORS

Continuing to Build Market Share with the Supermajors


2014
22%
39%
22%
7%
9%
1Q 2020
34%
28%
11%
8%
6%
13%
NBR
HP
PTEN
ESI
PDS
Other

54 Active AC 1500 Rigs with Supermajors

109 Active AC 1500 Rigs with Supermajors

Source: Enverus

The leader in the Supermajors market, Nabors gained 12% compared to market peak in 2014

Major Independent	*"I gave Nabors a 9 for their quality, forward-thinking mentality, low NPT and performance-minded personnel."*
Supermajor	*"Nabors has invested heavily in their fleet and support services. They've also made tough decisions to ensure the right talent is in their front-line leadership positions."*
Major Independent	*"Best in-basin rig performance. Attentive corporate and field personnel."*
Supermajor	*"New technology, consistently evolving. Quality performance and excellent service"*

NABORS

Powering Rigs with Alternative/Dual Fuel



Highline power



Natural gas

Nabors has long history of deploying rigs powered by alternative power sources

- Deployed first unit in 1985 on North Slope
  - Highline capable
  - Gas capable w/turbine
- Today's active North Slope fleet is highline-capable
- Lower 48
  - 40 dual-fuel-capable rigs
  - 3 running on highline power

NABORS

Tubular Running Services

Reinventing workflows, while delivering superior returns

1 Automation and Integration

Integrated and efficient delivery built on Nabors SmartRig® platform enabling:

- Superior service quality & safety
- Unmatched connection integrity
- Repeatable and consistent performance
- Reduced rig-up/rig-down times, and overall shorter run times
- Performance Dashboards to drive continuous KPI improvement and peer benchmarking

Performance Dashboard



2 Leverage global footprint to drive growth

- Growing relative presence in U.S. and expanding footprint in key international geographies
- Strong value creation in the U.S. bolsters international deployment of integrated offerings
- Deployment of new technologies solidifies global value creation and market share
- Reduced personnel footprint promotes lower exposure



+19.5%
Q2 '19
Q3 '19
Q4 '19
Q1 '20
Traditional Jobs
Integrated Jobs

3 Superior Financial Returns

- Integrated field organization creates synergies and lowers cost of delivery
- Customer base aligned for scalable solutions
- Performance pricing and tailored commercial models

Significant progress in 2019

- Outpaced peer group on margins and returns on capital
- Market share growth in Saudi Arabia
- Growth & efficiencies established in U.S. Land
- Casing run times improved by 9% YoY



Joints/Hr
+9%
Apr-19
Jul-19
Oct-19
Jan-20
Apr-20

NABORS

Drilling Automation

Industry leading digital products supported by scalable workflows

		Product Description	Competitive Advantages	Value Creation
ROCKit®		*Intuitive directional steering control system that increases performance of slide drilling, through drill string oscillation and precise toolface control*	• Most sought after oscillation system by Operators and DD service providers • Scalable and deployable across Nabors and third-party rigs • Increases slide ROP and reduces flat time	**Deployed on tens of thousands of wells and active on significant number of L48 rigs**
REVit®		*Automated real time stick slip mitigation system that preserves bit cutting structure, increases rates of penetration, and reduces unplanned trips*	• The market leading and most experienced stick-slip mitigation supplier • Scalable and deployable across Nabors and third-party rigs • Seamless and rapid field deployment	**Deployed on tens of thousands of wells and active on significant number of U.S. Land rigs**
Navigator™		*Automated directional guidance and advisory platform that drives consistent decision making, transparency, and improved wellbore trajectory*	• Collaborative cloud-based digital platform enabling multiple stakeholder interaction • Customizable decision algorithms codify client best practices for improved directional execution • Market leading decision transparency	**Drilled 1,104 wells with a total of 19.7 million feet**
ROCKit® Pilot		*Advanced directional steering control system that automates slide drilling to improve quality of slides and minimize time to slide through automated toolface control*	• Seamless integration with Navigator to achieve fully automated Well Bore Placement • Enables reduced crews or de-manning of crews • Flexible implementation from any remote operations center	**Drilled 454 wells with a total of 8.6 million feet**

Future of Wellbore Placement

NABORS

Current Approach

Currently, requires **24 people** to staff **6 rigs** *(4 people per rig)*



= DIRECTIONAL DRILLER (DD)

= MWD ENGINEER

VERSUS

New Approach with Automation and Digital Workflows

Between **5** to **8 people** required for **6** rigs, up to an 80% reduction



smartPLAN
MWD SUITE
NAVIGATOR
PILOT
REMOTE DIGITAL SPECIALIST - DAY
REMOTE DIGITAL SPECIALIST - NIGHT

RIGLINE 24/7 DIGITAL OPERATIONS CENTER (DOC)

- Centralized decision making with collaborative workflows
- Basin wide Best Practices and Lessons Learned easily implemented across multiple rigs
- Scalable performance delivered through digital technology
- Flexibility on DOC location (customer or Nabors)
- Advisory automation delivered through CLOUD environment for GeoSteering, Directional Drilling & Process automation

6 RIGS MANAGED PER POD

Option 1: 3 roving field persons for 6 rigs



Option 2: 1 field person at each rig



ROVING / ONSITE AUTOMATED DD PROJECT MANAGER

- Captures continuous improvement
- BHA make up & equipment management
- Critical operation (curve watch & onsite support)
- Provide additional coaching to drillers when required
- Liaison with Wellsite supervisors and RIGLINE DDs

ONSITE RIG DRILLER

- Receives instructions from Navigator and executes slides using ROCKit® Pilot

= SKILLS OF BOTH DD AND MWD

Debt Maturity Profile as of March 31, 2020


$2,000
$1,500
$1,000
$500
$0
Debt @ 03/31/2020
Total Debt: $3.39Bn(2)
Cash & Cash Equivalents $0.49Bn
Total Debt less Cash & Cash Equiv. $2.90Bn(2)
As of May 1, 2020 outstanding balances maturing in 2020 & 2021 are $139 million & $177 million, respectively
240
221
500
212
575
775
600
400
2020
2021
2022
2023
2024
2025
2026
2027
2028
Bonds, Notes & Other (1)(2)
Revolving Credit Facility (1)

(1) Annual figures shown in millions at maturity value.
(2) Debt balances reflect carrying values as of March 31, 2020.